CASH-SETTLED PERFORMANCE RESTRICTED SHARE UNIT AWARD NOTICE UNDER THE DENTSPLY SIRONA INC. 2024 OMNIBUS INCENTIVE PLAN as amended and restated CASH-SETTLED PERFORMANCE RESTRICTED SHARE UNIT AWARD NOTICE Notice is hereby given of the following award of cash-settled Restricted Share Units (“Cash- Settled RSUs” and the “Award”), pursuant to which you may earn the right to receive cash payments equal to the Fair Market Value of a share of the Company’s common stock (the “Common Stock”) on each vesting date multiplied by the number of Cash-Settled RSUs vesting on such date, in accordance with the vesting schedule set forth below, less any amounts withheld to satisfy any and all applicable taxes required by law to be withheld with respect to any taxable event arising in connection with the Award pursuant to the following terms and conditions: • Grantee: [Participant Name] • Grant Date: [Grant Date] • Number of Cash-Settled RSUs at Target: [Number of Awards Granted] • Vesting Schedule: [Vesting Schedule (Dates & Quantities)] The Cash-Settled RSUs shall vest on the [ ] anniversary of the date of the grant (such period from the Grant Date through the [ ] anniversary of the Grant Date, the “Performance Period”), subject to your continuous employment with the Company through such date (except as may otherwise be provided in Exhibit A attached hereto) and upon determination by the Committee that the Company has achieved the following performance requirements (the “Performance Criteria”): [to be specified in individual agreements]. • Other Provisions: The Award is granted subject to, and in accordance with, the terms of the Cash-Settled Performance Restricted Share Unit Agreement (the “Cash-Settled PRSU Agreement”) attached hereto as Exhibit A, the Employee Confidentiality and Restrictive Covenant Agreement (the “Restrictive Covenant Agreement”) attached hereto as Exhibit B and the DENTSPLY SIRONA Inc. 2024 Omnibus Incentive Plan, as amended and restated from time to time (the “Plan”). Notwithstanding anything to the contrary set forth herein, except as may otherwise be provided in Exhibit A attached hereto, if your employment with the Company or an Affiliate terminates for any reason prior to the vesting of the Award, you shall forfeit all rights with respect to this Award.

If this Cash-Settled Performance Restricted Share Unit Award Notice (this “Award Notice”), the Cash-Settled PRSU Agreement and the Restrictive Covenant Agreement are not executed by you, which execution may be made through any electronic procedures established by the Company, by [DATE 90 DAYS FOLLOWING GRANT], this Award Notice, the Award, and the Cash-Settled PRSU Agreement shall be null and void automatically without any further action by the Company and no benefits from the Award nor any compensation or benefits in lieu of the Award will be provided to you. This Award is granted under, and governed by, the terms and conditions of this Award Notice, the Plan, the Cash-Settled PRSU Agreement and the Restrictive Covenant Agreement. DENTSPLY SIRONA INC. Attachments: Exhibit A – Cash-Settled Performance Restricted Share Unit Agreement Exhibit B – [Employee Confidentiality and Restrictive Covenant Agreement]

EXHIBIT A CASH-SETTLED PERFORMANCE RESTRICTED SHARE UNIT AGREEMENT DENTSPLY SIRONA Inc., a Delaware corporation (the “Company”), has granted you (the “Grantee”) an award of the number of cash-settled Restricted Share Units (“Cash-Settled RSUs” and the “Award”) as set forth on your Cash-Settled Performance Restricted Share Unit Award Notice (the “Award Notice”). Each Cash-Settled RSU shall permit Grantee to earn an amount in cash equal to the portion of the Award that vests on such date (subject to reduction for withholding of the Grantee’s taxes) in accordance with, and subject to, the terms and conditions set forth in the Award Notice and this Cash-Settled Performance Restricted Share Unit Agreement (this “Cash-Settled PRSU Agreement”). The Award is granted pursuant to the DENTSPLY SIRONA Inc. 2024 Omnibus Incentive Plan, as amended and restated from time to time (the “Plan”), pursuant to which cash-settled restricted share units, and other awards, may be granted to Eligible Recipients under the Plan. Except as otherwise specifically set forth herein, all capitalized terms utilized herein shall have the respective meanings ascribed to them in the Plan. The details of your Award are as follows: l. Grant of Award. Pursuant to action of the Board and/or the Committee, the Company hereby grants to Grantee an Award of the number of Cash-Settled RSUs as set forth on the Award Notice in the future in accordance with, and subject to, the terms and conditions described herein. 2. Vesting and Forfeiture. (a) Vesting. The Award shall vest in one or more installments (each, an “Installment”) in accordance with the Vesting Schedule as set forth on the Award Notice, with the vesting of each Installment subject to the Grantee’s continued employment with the Company or an Affiliate through the applicable vesting date and achievement of the Performance Criteria set forth in the Award Notice as of such vesting date, subject to such additional terms and conditions set forth on the Award Notice, the terms hereof, and, where applicable, the terms of an Applicable Employment Agreement (as defined below), if any. (b) Accelerated Vesting. Any Award which has not yet vested under subparagraph (a) above shall vest or be forfeited in accordance with the provisions of the Plan, and the terms of this Cash-Settled PRSU Agreement, and, where applicable, the terms of any Applicable Employment Agreement. (c) Forfeiture of Award. Except as provided in the Award Notice, this Cash-Settled PRSU Agreement, the Plan or an Applicable Employment Agreement (if any), if Grantee’s

employment with the Company or an Affiliate terminates for any reason, Grantee shall forfeit all rights with respect to any portion of the cash payable in respect of the Award (and the underlying Award) that has not yet vested as of the effective date of the termination. Notwithstanding the foregoing: (i) if Grantee’s employment is terminated as a result of Retirement (and other than a termination for Cause), death or disability, and the Grant Date of this Award is more than twelve (12) months from the date of Retirement, then, except as may be provided in an Applicable Employment Agreement (if any), Grantee (or Grantee’s beneficiary) shall receive an Award based on actual attainment of the Performance Criteria in the Vesting Schedule as set forth on the Award Notice as if Grantee had not incurred a termination of employment; (ii) if Grantee’s employment is terminated as a result of Retirement (and other than a termination for Cause), death or disability, and the Grant Date of this Award is less than twelve (12) months from the date of Retirement, death or disability (as applicable), then, except as may be provided in an Applicable Employment Agreement (if any), Grantee (or Grantee’s beneficiary) shall receive a cash payment equal to the Fair Market Value of a share of Common Stock (as defined in the Award Notice) based on the pro-rata number of Cash-Settled RSUs under this Award calculated by multiplying the number of Cash-Settled RSUs that vest based on actual attainment of the Performance Criteria in the Vesting Schedule as set forth on the Award Notice by a fraction, the numerator of which equals the number of whole months that the Grantee was employed from the Grant Date to the date of Retirement, death or disability (as applicable) and the denominator of which equals twelve (12); and (iii) if Grantee’s employment is terminated by the Company or an Affiliate without Cause and Grantee is not otherwise entitled to an amount set forth in clause (i) or (ii) on account of Retirement (and other than a termination for Cause), death or disability, then, except as may be provided in an Applicable Employment Agreement (if any), Grantee (or Grantee’s beneficiary) shall receive a cash payment equal to the Fair Market Value of a share of Common Stock based on the pro-rata number of Cash-Settled RSUs under this Award calculated by multiplying the number of Cash-Settled RSUs that vest based on actual attainment of the Performance Criteria in the Vesting Schedule as set forth on the Award Notice by a fraction, the numerator of which equals the number of whole months that the Grantee was employed from the Grant Date to the vesting date set forth in the Vesting Schedule (the “Performance Period”) and the denominator of which equals thirty-six (36). “Retirement” is defined as termination of Grantee’s employment, other than a termination for Cause, after (1) six (6) months advanced written notice by Grantee of their intent to retire, which notice shall not be required with respect to involuntary terminations that are not for Cause; (2) Grantee attaining a minimum of age 55; (3) Grantee attaining a minimum of five years of service; and (4) Grantee accumulating a minimum of 65 points based on age plus years of service (one point per year, measured in whole years). For the avoidance of doubt, except as provided in the Award Notice, this Cash-Settled PRSU Agreement, the Plan or an Applicable Employment Agreement (if any), if the Performance Criteria are not achieved, Grantee shall forfeit all rights with respect to the Award (and the underlying Award) at the end of the Performance Period if not sooner terminated and forfeited hereunder on account of termination of employment or otherwise. 3. Issuance of Award. In accordance with the Vesting Schedule (including vesting following a qualifying termination of employment as set forth in Section 2(c) hereof) and subject to all the terms and conditions set forth in this Cash-Settled PRSU Agreement, the Plan and any Applicable Employment Agreement, upon conclusion of the Performance Period, but in no event later than thirty (30) days following such date (subject to the terms of Section 15 hereof), the Company shall issue and deliver to Grantee (or Grantee’s beneficiary) the Award which has become vested at the end of or during the Performance Period, as applicable, which shall be settled by delivery of cash at a price per Cash-Settled RSU equal to the Fair Market Value of one share of Common Stock as of the applicable vesting date in accordance with Section 7 (subject to any reductions for tax withholding or otherwise to the extent permitted under the Plan, this Cash-Settled PRSU Agreement or any Applicable Employment Agreement). 4. Incorporation of the Plan by Reference; Conflicting Terms. The Award pursuant to this Cash- Settled PRSU Agreement is granted under, and expressly subject to, the terms and provisions of the Plan, which terms and provisions are incorporated herein by reference. Grantee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. In the event of any conflict between the terms of the Plan and the terms of this Cash-Settled PRSU Agreement, the terms and provisions of the Plan shall govern. 5. Non-Transferability of Award. The Award, the Award Notice, this Cash-Settled PRSU Agreement, the Cash-Settled RSUs and any interest therein may not be transferred in any manner and any purported transfer or assignment shall be null and void. Notwithstanding the foregoing, upon the death of Grantee, Grantee’s beneficiary designated in accordance with the terms of the Plan shall have the right to receive the Award that may be deliverable hereunder, provided, that, for such purposes, the terms of the Plan and this Cash-Settled PRSU Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Grantee.

6. Ownership Rights. The Award does not represent a current interest in any shares of Common Stock. Grantee shall have no voting or other ownership rights in the Company arising from the Award. Notwithstanding the foregoing, unless otherwise determined by the Committee or the Board, and to the extent permitted by the Plan, in the event a cash dividend is declared by the Board applicable to shares of Common Stock, Grantee shall be entitled to receive a cash payment for each whole Cash-Settled RSU, subject to the same Vesting Schedule and restrictions as the underlying Cash-Settled RSU and otherwise payable at the same time the Award is settled with respect to the underlying Cash-Settled RSU, in an amount that would otherwise be payable as dividends with respect to an equal number of shares of Common Stock. 7. Fair Market Value. “Fair Market Value” shall mean, as of any given date, the value of a share of Common Stock of the Company determined as follows: (a) If the Common Stock is listed on any (i) established securities exchange (such as the New York Stock Exchange, the Nasdaq Global Market and the Nasdaq Global Select Market), (ii) national market system or (iii) automated quotation system on which the shares of Common Stock are listed, quoted or traded, its Fair Market Value shall be the closing sales price for a share of Common Stock as quoted on such exchange or system for such date or, if there is no closing sales price for a share of Common Stock on the date in question, the closing sales price for a share of Common Stock on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Committee deems reliable; (b) if the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a share of Common Stock on such date, the high bid and low asked prices for a share of Common Stock on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or (c) if the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Committee in good faith. 8. Committee Discretion. This Award has been granted pursuant to a determination made by the Board and/or Committee. Notwithstanding anything to the contrary herein, and subject to the limitations of the Plan, the Administrator shall have plenary authority to: (a) interpret any provision of this Cash-Settled PRSU Agreement or the Award; (b) make any determinations necessary or advisable for the administration of this Cash-Settled PRSU Agreement or the Award; (c) make adjustments regarding the Award as it deems appropriate appropriately adjust for, and give effect to, any Change in Capitalization or otherwise as provided under the Plan; and (d) otherwise modify or amend any provision hereof, or otherwise with respect to the Award, in any manner that does not materially and adversely affect any right granted to Grantee by the express terms hereof, unless required as a matter of law, subject to the limitations stated in the Plan.

9. Tax Withholding. The Company shall withhold from Grantee’s compensation any required taxes, including social security and Medicare taxes, and federal, state and local income tax, payroll tax, fringe benefit tax, payment on account or other tax-related items (“Tax-Related Items”) with respect to the income arising from the vesting or payment in respect of any Cash- Settled RSUs under this Cash-Settled PRSU Agreement (or such other amount the Company deems advisable that will not cause adverse accounting consequences for the Company and is permitted under applicable withholding rules promulgated by the Internal Revenue Service or other applicable governmental entity). Grantee acknowledges that, regardless of any action taken by the Company or, if different, Grantee’s employer (the “Employer”), the ultimate liability for all Tax-Related Items related to Grantee’s participation in the Plan and legally applicable to Grantee or deemed by the Company or the Employer in its discretion to be an appropriate charge to Grantee even if legally applicable to the Company or the Employer is and remains Grantee’s responsibility and may exceed the amount, if any, actually withheld by the Company or the Employer. Grantee further acknowledges that the Company and/or the Employer (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Award, including, but not limited to, the grant or vesting of the Award or any related cash dividend and the receipt of any dividends; and (b) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Award to reduce or eliminate Grantee’s liability for Tax-Related Items or achieve any particular tax result. Further, if Grantee is subject to Tax-Related Items in more than one jurisdiction, Grantee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. 10. Clawback Policy. Any amounts of compensation paid or awarded to Grantee under this Award shall be subject to compensation recovery (clawback) (a) pursuant to the terms and conditions of any Company policy, including the Company’s Compensation Recoupment Policy and/or the Company’s Dodd-Frank Act Restatement Clawback Policy, as may be in effect from time to time (together, the “Clawback Policies”) or (b) to the extent required by any law, government regulation or applicable listing standards of a national securities exchange. Grantee acknowledges and agree that Grantee (a) has received a copy of each Clawback Policy, (b) has had an opportunity to review the Clawback Policies, (c) is currently or could become bound by all the terms and conditions of the Clawback Policies and (d) will comply with any Company request or demand for such recoupment or clawback. 11. Electronic Delivery. The Company may choose to deliver certain statutory or regulatory materials relating to the Plan in electronic form, including without limitation securities law disclosure materials. Without limiting the foregoing, by accepting this Award, Grantee hereby agrees that the Company may deliver the Plan prospectus and the Company’s annual report to Grantee in an electronic format. If at any time Grantee would prefer to receive paper copies of any document delivered in electronic form, the Company will provide such paper copies upon written request to the Investor Relations department of the Company.

12. Nature of Grant. By accepting the Award, Grantee understands, acknowledges and agrees that: (a) nothing in this Cash-Settled PRSU Agreement shall be deemed to create any limitation or restriction on such rights as the Company or an Affiliate otherwise would have to terminate the employment of Grantee at any time for any reason; (b) the Award is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of Cash-Settled RSUs, or benefits in lieu of Cash- Settled RSUs, even if Cash-Settled RSUs have been granted in the past; (c) Grantee is voluntarily participating in the Plan; (d) the Award, and the income from and value of same, are not part of normal or expected compensation for any purposes, including but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long- service awards, holiday pay, pension or retirement benefits, welfare benefits or other similar payments; (e) the future value of the Common Stock underlying the Cash-Settled RSUs is unknown, indeterminable and cannot be predicted with certainty and the Company is not providing any tax, legal or financial advice, nor is the Company making recommendations regarding participation in the Plan and that Grantee should consult with Grantee’s own personal tax, legal and financial advisors regarding participation in the Plan before taking any action related to his or her Award(s); (f) no claim or entitlement to compensation or damages shall arise from forfeiture of the Award resulting from Grantee’s termination of employment (for any reason whatsoever, whether or not later found to be invalid or in breach of applicable laws in the jurisdiction where Grantee is employed or the terms of an Applicable Employment Agreement, if any) and/or any forfeiture of the Award or the recoupment of any financial gain resulting from the Award as described in Section 10; (g) for purposes of the Award, termination of employment will be deemed to have occurred as of the date Grantee is no longer actively providing services to the Company or any of its Affiliates (regardless of the reason for such termination and whether or not later found to be invalid or in breach of applicable laws in the jurisdiction where Grantee is employed or the terms of an Applicable Employment Agreement, if any), and unless otherwise expressly provided in this Cash-Settled PRSU Agreement or determined by the Administrator, Grantee’s right to vest in the Cash-Settled RSUs, if any, will terminate as of such date and will not be extended by any notice period (e.g., Grantee’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under applicable laws in the jurisdiction where Grantee is employed or the terms of an Applicable Employment Agreement, if any); the Administrator shall have the exclusive discretion to determine when Grantee is no longer actively providing services for purposes of the Award (including whether Grantee may still be considered to be providing services while on a leave of absence). 13. Entire Agreement; Order of Precedence; Severability. This Cash-Settled PRSU Agreement, the Plan, the Award Notice, the Restrictive Covenant Agreement, the Clawback Policies and the Key Employee Severance Benefit Plan, as amended (the “Key Employee Severance Benefit Plan”) contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings and negotiations between the parties except to the extent that the vesting and/or forfeiture of this Award is specifically addressed by any employment agreement between the Company or an Affiliate, on the one hand, and Grantee, on the other hand (an “Applicable Employment Agreement”), in which instance the relevant terms of such Applicable Employment Agreement shall be incorporated herein and deemed to be a part of this Cash-Settled PRSU Agreement. In the event of any conflict between the terms of this Cash-Settled PRSU Agreement regarding the vesting of the Cash-Settled RSUs, the terms of an Applicable Employment Agreement (if any), and the terms of the Key Employee Benefit Severance Plan, the order of precedence shall be the terms of: (a) the Applicable Employment Agreement; (b) the Key Employee Severance Benefit Plan, and (c) this Cash-Settled PRSU Agreement. If any of the provisions of this Cash-Settled PRSU Agreement are determined, for any reason, to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Cash-Settled PRSU Agreement. 14. Governing Law. To the extent federal law does not otherwise control, this Cash-Settled PRSU Agreement shall be governed by the laws of Delaware, without giving effect to principles of conflicts of laws. 15. Compliance with Section 409A of the Internal Revenue Code. The Award is intended to comply with section 409A of the Code to the extent subject thereto, and shall be interpreted in accordance with section 409A of the Code and treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Grant Date. Notwithstanding any provision in the Plan, this Cash- Settled PRSU Agreement or any Applicable Employment Agreement to the contrary, no payment or distribution under this Cash-Settled PRSU Agreement that constitutes an item of deferred compensation under section 409A of the Code and becomes payable by reason of Grantee’s termination of employment or service with the Company shall be made to Grantee until such termination of employment or service constitutes a “separation from service” within the meaning of section 409A of the Code. For purposes of this Award, each amount to be paid or benefit to be provided shall be construed as a separate identified payment for purposes of section 409A of the Code. Notwithstanding any provision in the Plan, this Cash-Settled PRSU Agreement or any Applicable Employment Agreement to the contrary, and to the extent necessary to avoid the imposition of taxes under section 409A of the Code, (a) if Grantee is a

“specified employee” within the meaning of section 409A of the Code, Grantee shall not be entitled to any payments upon a termination of employment or service until the expiration of the six (6)-month period measured from the date of Grantee’s separation from service (or, if earlier, the date of death) and (b) no Change in Control shall be deemed to have occurred hereunder unless such Change in Control constitutes a change in control event for purposes of section 409A of the Code. Upon the expiration of the applicable waiting period set forth in the preceding sentence, all payments and benefits deferred pursuant to this Section (whether they would have otherwise been payable in a single lump sum or in installments in the absence of such deferral) shall be paid to Grantee in a lump sum as soon as practicable, but in no event later than sixty (60) calendar days, following such expired period, and any remaining payments due under this Award will be paid in accordance with the normal payment dates specified for them herein. Notwithstanding any provision of the Plan, this Cash-Settled PRSU Agreement or any Applicable Employment Agreement to the contrary, in no event shall the Company or any Affiliate be liable to Grantee on account of an Award’s failure to (i) qualify for favorable U.S. or foreign tax treatment or (ii) avoid adverse tax treatment under U.S. or foreign law, including, without limitation, section 409A of the Code. 16. Restrictive Covenant Agreement. The Award is subject to, and expressly conditioned upon, Grantee’s entry into and compliance with the terms and conditions of the Restrictive Covenant Agreement attached hereto as Exhibit B, which terms and provisions are incorporated herein by reference. Grantee hereby acknowledges he or she has reviewed the Restrictive Covenant Agreement in detail and agrees to be bound by all the terms and provisions thereof.

EXHIBIT B [EMPLOYEE CONFIDENTIALITY AND RESTRICTIVE COVENANT AGREEMENT]